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Exhibit 10.6

                                 PROMISSORY NOTE

Date:_____________,2006

Maker: Penge Corp, s Delaware corporation and S&S Plant Farm, Inc., a Texas corporation and Major Trees, Inc., an Arizona corporation.

Maker's Mailing Address:

                  Penge Corp
                  3327 West Wadley, Suite 3-366
                  Midland, Texas 79707
                  Midland County

                  S&S Plant Farm, Inc.
                  3327 West Wadley, Suite 3-366
                  Midland, Texas 79707
                  Midland County

                  Major Trees, Inc.
                  3327 West Wadley, Suite 3-366
                  Midland, Texas 79707
                  Midland County

Payee: BWI COMPANIES, INC. a Texas corporation.

Pace for Payment:
                  PO Box 990
                  Nash, Bowie County, Texas 75569, or any other place that Payee may designate in writing.

Principal Amount: $185,814.93

Annual Interest Rate: Nine percent (9%)

Maturity Date: September 30, 2007

Annual Interest Rate on Matured, Unpaid Amounts: Nine Percent (9%)

Terms of Payment (principal and interest):

The Principal Amount and interest are due and payable in equal monthly installments of EIGHT THOUSAND EIGHT HUNDRED SIXTY AND NO/100 DOLLARD ($8,860), beginning October 31, 2006, and thereafter on the last day of each succeeding month through August 31, 2007, and in one final installment on September 30, 2007 in the amount of the unpaid principal and accrued interest as of that date. Payments will be applied to accrued interest and the remainder to the reduction of the Principal Amount.




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         Maker promises to pay to the order of the Payee the Principal Amount plus interest at the Annual Interest Rate. This note is payable at the Place for Payment and according to the Terms of Payment. All unpaid amounts are due by the Maturity Date. After maturity, Maker promises to pay any unpaid principal balance plus interest at the Annual Interest Rate on Matured, Unpaid Amounts.

         If Maker defaults in the payment of this note or in the performance of any obligation in any instrument securing or collateral to this note, Payee may declare the unpaid principal balance, earned interest and any other amounts owed on the note immediately due. Maker and each surely, endorser, and guarantor waive all demand for payment, presentation for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, protest, and notice of protest, to the extent permitted by law.

         Maker also promises to pay reasonable attorney's fees and court costs if this note is placed in the hands of an attorney to collect or enforce the note. These expenses will bear interest from the date of advance at the Annual Interest Rate on Matured, Unpaid Amounts. Maker will pay Payee these expenses and interest on demand at the Place for Payment. These expenses and interest will become part of the debt evidenced by the note and will be secured by any security for payment.

PREPAYMENT: Maker may prepay this note in any amount at any time before the Maturity Date without penalty or premium.

APPLICATION OF PREPAYMENT: Prepayments will be applied to installments on the last maturing principal, and interest on that prepaid principal will immediately cease to accrue.

         Interest on the debt evidenced by this note will not exceed the maximum rate or amount of nonusurious interest that may be contracted for, taken, reserved, charged, or received under law. Any interest in excess of that maximum amount will be credited on the Principal Amount or, if the Principal Amount has been paid, refunded. On any acceleration or required or permitted prepayment, any excess interest will be canceled automatically as of the acceleration or prepayment or, if the excess interest has already been paid, credited on the Principal Amount or, if the Principal Amount has been paid, refunded. This provision overrides any conflicting provisions in this note and all other instruments concerning the debt.

         Each Maker is responsible for all obligations represented by this note.

         When the context requires, singular nouns and pronouns include the plural.




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         A default exists under this note if (1) (a) Maker or (b) any other person liable on any part of this note (an "Other Obligated Party") fails to timely pay or perform any obligation or covenant in any written agreement between Payee and Maker or any Other Obligated Party; (2) any warranty, covenant, or representation in this note or in any other written agreement between Payee and Maker or any Other Obligated Party is materially false when made; (3) a receiver is appointed for Maker or an Other Obligated Party; (4) a bankruptcy or insolvency proceeding is commenced by Maker, a partnership of which Maker is a general partner, or an Other Obligated Person; (5) (a) a bankruptcy or insolvency proceeding is commenced against Maker, a partnership of which Maker is a general partner, or an Other Obligated Party and (b) the proceeding continues without dismissal for sixty days, the party against whom the proceeding is commenced admits the material allegations of the petition against it, or an order for relief is entered; and (6) any of the following parties is dissolved, begins to wind up its affairs, is authorized to dissolve or wind up its affairs by its governing body, or persons, or any event occurs or condition exists that permits the dissolution or winding up of the affairs of any of the following parties: Maker, a partnership of which Maker is a general partner, or any Other Obligated Party.

         If any provision of this note conflicts with any provision of a loan agreement, deed of trust, or security agreement of the same transaction between Payee and Maker, the provisions of the note will govern to the extent of the conflict.

         Maker specifically acknowledges good and sufficient value received as consideration.

         This note will be construed under the laws of the state of Texas, without regard to choice-of-law rules of any jurisdiction.


                                       Penge Corp, a Delaware Corporation
Attest:
       -----------------------------
         Secretary
                                       -----------------------------------------
(Seal)                                 KC Holmes, President

       -----------------------------
         Date

                                       S&S Plant Farm, Inc., a Texas corporation
Attest:
       -----------------------------
         Secretary
                                       -----------------------------------------
(Seal)                                                               , President
                                       -----------------------------------------

       -----------------------------
         Date

                                       Major Trees, Inc., an Arizona corporation
Attest:
       -----------------------------
         Secretary
                                       -----------------------------------------
(Seal)                                                               , President
                                       -----------------------------

       -----------------------------
         Date






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         For value received, we, Curtis Schmid, Kirk Fischer and KC Holmes, jointly and severally, absolutely, irrevocably, and unconditionally guarantee payment of this note according to its terms to the same extent as if we were Makers on this note. We jointly and severally waive all demands and all notices, including notice of intention to accelerate maturity, notice of acceleration of maturity, notice of nonpayment or default, presentment for payment, protest, notice of protest, suit, and diligence. We also jointly and severally waive any notice of and defense based on the extension of time of payment or change in methods of payment or the release of any collateral securing this note and consent to all renewals, extensions, and other adjustments in the manner of payment of this note and any transfer of this note to any third party. This is an unconditional guaranty of payment and performance, not of collection, and it is an agreement of guaranty, not of suretyship. We jointly and severally waive all requirements of law, if any, that any collection efforts be made against Maker or that any action be brought against Maker before resorting to this guaranty.


Witness:
        ----------------------------        ------------------------------------

        ----------------------------        Curtis Schmid
        Printed name                        Date signed:
                                                         -----------------------

                                            SSN:
         ---------------------------            --------------------------------
         Date                               Address:
                                                     ---------------------------
                                            ------------------------------------



Witness:
        ----------------------------        ------------------------------------

        ----------------------------        Kirk Fischer
        Printed name                        Date signed:
                                                         -----------------------

                                            SSN:
         ---------------------------            --------------------------------
         Date                               Address:
                                                     ---------------------------
                                            ------------------------------------



Witness:
        ----------------------------        ------------------------------------

        ----------------------------        KC Holmes
        Printed name                        Date signed:
                                                         -----------------------

                                            SSN:
         ---------------------------            --------------------------------
         Date                               Address:
                                                     ---------------------------
                                            ------------------------------------